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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) March 26, 1998
                                                           ---------------

                                BLYTH INDUSTRIES, INC.
                               -----------------------
                (Exact name of registrant as specified in its charter)

          Delaware                 1-13026             36-2984916
          --------                 -------             ----------
         (State or other           (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification No.)
          incorporation)


                 100 Field Point Road, Greenwich, Connecticut  06830
                -----------------------------------------------------
              (Address of principal executive offices)       (Zip Code)

          Registrant's telephone number, including area code (203) 661-1926
                                                           --------------
                                    Not Applicable
                                   ----------------
            (Former name or former address, if changed since last report)



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Item 5.   Other Events.

     See Exhibit 99.1 attached hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99.1      Press Release




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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BLYTH INDUSTRIES, INC.



Date: March 26, 1998               By:  /s/ Bruce D. Kreiger
                                        --------------------
                                        Name: Bruce D. Kreiger
                                        Title: Vice President &
                                                General Counsel

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